                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  May 11, 2005

                             ----------------------
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                   0-15190                 13-3159796
---------------------------------     -------------        -------------------
 (State or other jurisdiction of       (Commission          (I.R.S. Employer
          incorporation)               File Number)        Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                     ---------------------------------------
                    (Address of principal executive offices)

                                 (631) 962-2000
                     ---------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
                     ---------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

         On May 11, 2005, OSI Pharmaceuticals, Inc. ("OSI") issued a press release announcing the issuance of US Patent No. 6,890,898 which claims combination therapy for modifying glucose metabolism comprising administration of a dipeptidyl peptidase IV ("DPIV") inhibitor. The press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

         On May 12, 2005, (OSI) Prosidion, the diabetes and obesity business unit of OSI, issued a press release announcing that it has entered into a worldwide non-exclusive license agreement under its DPIV patent portfolio covering the use of DPIV inhibitors for the treatment of type 2 diabetes and related indications. The press release is attached hereto as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

 EXHIBIT NO.                             DESCRIPTION
 -----------                             -----------
     99.1             Press release, dated May 11, 2005.
     99.2             Press release, dated May 12, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2005         OSI PHARMACEUTICALS, INC.


                           By:      /s/ Robert L. Van Nostrand
                               --------------------------------------------
                                  Robert L. Van Nostrand
                                  Vice President and Chief Financial
                                  Officer (Principal Financial Officer)
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                                  EXHIBIT INDEX

 EXHIBIT NO.                        DESCRIPTION
 -----------                        -----------
     99.1             Press release, dated May 11, 2005.
     99.2             Press release, dated May 12, 2005.